              AMERICAN GENERAL SERIES PORTFOLIO COMPANY PROSPECTUS

                        SUPPLEMENT ISSUED MARCH 22, 1996
                      TO PROSPECTUS DATED OCTOBER 1, 1995

TIMED OPPORTUNITY FUND AND STOCK INDEX FUND EXPENSES FOR PARTICIPANTS IN THE AMERICAN GENERAL EMPLOYEE'S THRIFT AND INCENTIVE PLAN.

Participants in the American General Employees' Thrift and Incentive Plan have available two mutual fund investment options that invest in the Timed Opportunity Fund and the Stock Index Fund, respectively (the "Funds"). The Fund Expense Table below reflects the various fund expenses which would be incurred by a participant who chose either or both of these investment options.

                               FUND EXPENSE TABLE

<Captio
                                                                     TIMED OPPORTUNITY      STOCK INDEX
                                                                           FUND                FUND
                                                                      ----------------      -----------
    Shareholder transaction fees...................................         None                None

    Annual operating expenses (as a percentage of net assets):

        Management fee(1)..........................................         0.50%               0.29%

        Other expenses.............................................         0.08%               0.09%
                                                                           -----               -----
             Total fund operating expenses.........................         0.58%               0.38%
                                                                           =====               =====

    (1) Annual management fees for the Stock Index Fund are based on the Fund's average net assets of approximately $1,140 million at an annual rate of .35% of the first $500 million and .25% on the excess over $500 million. Annual management fees for the Timed Opportunity Fund are based on a flat rate of .50%.

                                    EXAMPLE

                                                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                          ------        -------        -------        --------
    You would pay the following expenses on a
      $1,000 investment assuming a 5% annual
      return and redemption at the end of each
      period:
        Time Opportunity Fund.........................    $ 6           $ 19           $ 32           $ 73
                                                          ===           ====           ====           ====
        Stock Index Fund..............................    $ 4           $ 12           $ 21           $ 48
                                                          ===           ====           ====           ====

    Note: This example should not be considered a representation of past or future expenses of the Funds. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. The purpose of the expense table above is to assist participants in understanding the various expenses of the Funds.

    For more information about the Timed Opportunity Fund and Stock Index Fund, their investment objectives, investment programs, investment restrictions and expenses, please refer to the American General Series Portfolio Company Prospectus dated October 1, 1995.

VA9017-B (Rev. 10/95)